UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 10, 2008

Polaris Acquisition Corp.
(Exact name of registrant as specified in its charter)

	Delaware	001-33541	20-0443717
	(State or other jurisdiction	(Commission	(I.R.S. Employer
	of incorporation)	File Number)	Identification No.)

2200 Fletcher Avenue, 4th Floor
Fort Lee, New Jersey 07024
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 242-3500
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

þ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 5.01. Change in Control of Registrant
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX
EX-10.1: AMENDED AND RESTATED MERGER AGREEMENT
EX-99.1: AMENDED AND RESTATED TERM SHEET FOR POLARIS’
               SHAREHOLDERS AGREEMENT
EX-99.2: PRESS RELEASE
EX-99.3: CONFERENCE CALL SCRIPT
EX-99.4: INVESTOR PRESENTATION

INFORMATION TO BE INCLUDED IN THIS REPORT

     HUGHES TELEMATICS, INC. ( “HTI”) AND POLARIS ACQUISITION CORP. (“POLARIS”) ARE HOLDING PRESENTATIONS FOR CERTAIN STOCKHOLDERS OF POLARIS AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN POLARIS’S PROPOSED ACQUISITION (THE “ACQUISITION”) OF HTI, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K AND IN THE PRELIMINARY PROXY STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE PROPOSED ACQUISITION. CERTAIN INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

     POLARIS INTENDS TO FILE WITH THE SEC A SECOND AMENDED PRELIMINARY PROXY STATEMENT IN CONNECTION WITH THE AMENDED TERMS OF THE PROPOSED ACQUISITION AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO POLARIS STOCKHOLDERS. STOCKHOLDERS OF POLARIS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, POLARIS’S SECOND AMENDED PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH POLARIS’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED ACQUISITION BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HTI, POLARIS AND THE PROPOSED ACQUISITION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, WITHOUT CHARGE, ONCE AVAILABLE, AT THE SEC’S INTERNET SITE AT http://www.sec.gov.

     POLARIS AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM POLARIS’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN POLARIS IS CONTAINED IN POLARIS’S PROSPECTUS DATED JANUARY 11, 2008, WHICH IS FILED WITH THE SEC, AND ARE ALSO CONTAINED IN POLARIS’S PRELIMINARY PROXY STATEMENTS FILED WITH THE SEC. POLARIS’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED ACQUISITION BY READING POLARIS’S FURTHER AMENDED AND DEFINITIVE PROXY STATEMENTS AND OTHER MATERIALS TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

     CERTAIN FINANCIAL INFORMATION AND DATA OF HTI CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO IS UNAUDITED AND PREPARED BY HTI AS A PRIVATE COMPANY, AND MAY NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY NOT BE INCLUDED IN, AND MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN

POLARIS’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE PROPOSED ACQUISITION.

     NOTHING IN THIS CURRENT REPORT ON FORM 8-K OR THE EXHIBITS HERETO SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER OF ANY SECURITIES OR INVESTMENT ADVISORY SERVICES.

Item 1.01. Entry into a Material Definitive Agreement.

General

     On November 10, 2008, Polaris Acquisition Corp. (“Polaris”) entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which it amended the terms of its proposed merger (the “Merger”) with Hughes Telematics, Inc. (“HTI”). The amended and restated merger agreement changes the terms of the original Agreement and Plan of Merger, executed on June 13, 2008 (the “Original Agreement”), as follows:

•	The number of shares of Polaris common stock to be issued to HTI shareholders at closing is reduced to approximately 15 million, from approximately 45 million;

•	The number of shares of Polaris common stock to be issued to HTI shareholders over the course of the five year earn-out period is increased from approximately
29 million to approximately 59 million, to be allocated as follows:

• 23.6 million shares shall be issued if the Polaris common stock reaches
$20.00 between the first and fifth anniversaries of closing;

• 17.7 million shares shall be issued if the Polaris common stock reaches
$24.50 between the second and fifth anniversaries of closing; and

• 17.7 million shares shall be issued if the Polaris common stock reaches
$30.50 between the third and fifth anniversaries of closing.

•	The Polaris founders agree to deposit 1.25 million shares of their Polaris common stock into an escrow, to be released upon the achievement of the $20.00 stock price target between the first and fifth anniversaries of closing.

•	If the first share price target is achieved between the first and second anniversary of the closing, the Hughes Telematics shareholders and the Polaris founders are restricted from selling the associated shares for one year after their release from escrow. For any share price targets achieved after the second anniversary of closing, the Hughes Telematics shareholders and the Polaris founders are restricted from selling the associated shares until the earlier of 6 months after their release from escrow or the fifth anniversary of closing.

     The other terms of the proposed Merger remain substantially the same as in the Original Agreement. The term sheet for the proposed Shareholders Agreement between Polaris, the Polaris founders and certain shareholders of HTI has been amended and restated to reflect the new terms, above. A copy of the amended and restated term sheet for the Shareholders

Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The Merger Agreement and the amended and restated term sheet for the Shareholders Agreement have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any factual information about Polaris or HTI. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders are not third party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Polaris or HTI. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Polaris’s public disclosure.

Item 3.02. Unregistered Sales of Equity Securities

     At closing, Polaris will issue to the HTI shareholders, among other consideration, approximately 15 million shares of Polaris common stock. In addition, approximately 59 million shares of Polaris common stock will be issued and held in escrow, to be released to HTI shareholders upon the achievement of certain share price targets in the five years after the closing. The shares will be issued in a private placement not involving a public offering under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933. Polaris has not engaged in general solicitation or advertising with regard to the issuance of its shares of common stock and has not offered securities to the public in connection with this issuance.

Item 5.01. Change in Control of Registrant

     Immediately after the closing of the Merger, the HTI shareholders are expected to beneficially own approximately 46% of the outstanding voting securities of Polaris on a fully diluted basis (not including the shares subject to the earn-out and assuming no conversion of shares by Polaris public stockholders). Furthermore, immediately after the closing the HTI shareholders and the Polaris founders shall be entitled to vote their escrowed earn-out shares. As a result, a change in control of Polaris will occur upon consummation of the Merger, as HTI shareholders will control approximately 80% of the voting power of Polaris.

     After the merger, the board of directors of Polaris will be expanded to nine members, and the initial directors will include (i) Jeffrey A. Leddy, Andrew D. Africk, Matthew H. Nord, and such other persons designated by Apollo prior to the closing of the merger (at least one of whom must be considered independent under the rules of the American Stock Exchange and the NASDAQ Stock Market (“NASDAQ”)), (ii) Marc V. Byron, or such other person designated by the board of directors of Polaris prior to the closing of the merger who is reasonably acceptable to Apollo and (iii) such other persons mutually designated by Polaris’ board of directors and Apollo, each of whom the board of directors of Polaris has determined to be independent under the rules of the American Stock Exchange and NASDAQ.

Item 7.01. Regulation FD Disclosure

     On November 11, 2008, Polaris and HTI issued a press release to announce the execution of the Amended and Restated Merger Agreement and that Polaris and HTI would host a conference call regarding the transaction on November 11, 2008. The press release is attached hereto as Exhibit 99.2 and the script for the conference call is attached hereto as Exhibit 99.3, both of which are incorporated herein by reference.

     Polaris and HTI have also been presenting the details of the proposed amended transaction to certain securityholders of Polaris and other persons who may be interested in the proposed merger. The presentation, which will be made available in person and through the HTI/Polaris website, is attached hereto as Exhibit 99.4. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Amended and Restated Merger Agreement, dated as of November 10, 2008, among Polaris Acquisition Corp.,
Hughes Telematics, Inc. and Communications Investors, LLC.

	99.1	Amended and Restated Term Sheet for Polaris Shareholders Agreement, by and among Polaris Acquisition Corp.,
Communications Investors LLC (as escrow representative), certain equityholders of HTI, and the Founders of Polaris.

	99.2	Press Release, dated November 11, 2008

	99.3	Conference Call Script

	99.4	Investor Presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                            POLARIS ACQUISITION CORP.
                                                                                                                                            By: /s/   Jerry Stone
                                                                                                                                            Name:  Jerry Stone
                                                                                                                                            Title:    Vice President and
                                                                                                                                                         Secretary

Date: November 12, 2008

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amended and Restated Merger Agreement, dated as of November 10, 2008, among Polaris Acquisition Corp., Hughes Telematics, Inc.
and Communications Investors, LLC.

99.1	Amended and Restated Term Sheet for Polaris Shareholders Agreement, by and among Polaris Acquisition Corp., Communications
Investors LLC (as escrow representative), certain equityholders of HTI, and the Founders of Polaris.

99.2	Press Release, dated November 11, 2008

99.3	Conference Call Script

99.4	Investor Presentation